UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 6, 2018

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Qwest Corporation

(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana		71203
(Address of registrants’ principal executive offices)		(Zip Code)

(318) 388-9000

(Registrants’ telephone number, including area code)

Level 3 Parent, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 Eldorado Blvd.
Broomfield, Colorado		80021
(Address of registrant’s principal executive offices)		(Zip Code)

(720) 888-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On November 6, 2018, Indraneel (“Neel”) Dev was appointed to serve as Executive Vice President and Chief Financial Officer of CenturyLink, Inc. (the “Company”) and its subsidiaries, effective immediately. As previously disclosed, Mr. Dev, age 47, has been serving as the Chief Financial Officer on an interim basis since September 28, 2018.

Prior to Mr. Dev’s appointment as interim Chief Financial Officer, he served the Company as Group Vice President, Finance, with responsibility for business unit finance support, supply chain and procurement, capital governance management, budgeting and financial performance analysis and management. Mr. Dev served as Group Vice President, Finance of Level 3 Communications, Inc. (“Level 3”) from February 2004 until the combination of Level 3 and the Company on November 1, 2017.

In consideration of this appointment, the Human Resources and Compensation Committee approved certain adjustments to Mr. Dev’s compensation arrangements. Effective November 6, 2018, Mr. Dev will earn a base salary of $650,000 per year and will be eligible to earn a target short-term incentive award of 120% of his base salary. In addition, with respect to annual long-term incentive (“LTI”) awards, which are typically granted to officers and key employees in February of each year, Mr. Dev’s grant date target LTI award will be $2,700,000, effective with the 2019 LTI grant cycle.

The foregoing description of the appointment and compensation arrangements of Mr. Dev does not purport to be complete and is qualified in its entirety by reference to the Company’s offer letter and press release attached as Exhibits 10.1 and 99.1 to this Current Report on Form 8-K, both of which are incorporated by reference herein.

Forward-Looking Statements

Except for historical and factual information, the matters set forth in this Current Report on Form 8-K identified by words such as “expects,” “believes,” “will” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, and are subject to uncertainties, including the completion of documentation of the above-described arrangements. Actual events and results may differ materially from those anticipated by us in those statements. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Offer Letter between CenturyLink, Inc. and Neel Dev, effective November 6, 2018.

99.1	Press Release issued November 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc., Qwest Corporation and Level 3 Parent, LLC have duly caused this Current Report to be signed on their behalf by the undersigned officer hereunto duly authorized.

CenturyLink, Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

Qwest Corporation

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

Level 3 Parent, LLC

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

Dated: November 7, 2018